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                                                                   Exhibit 10.18
                                                                   -------------

    Understanding Agreement between Carso Global Telecom  (the "Lender") and
              Prodigy Communications Corporation (the "Borrower")
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Terms and conditions regarding the loans that Carso Global Telecom provide to
Prodigy Communications Corporation:

Maximum Amount:          U.S. $35,600,000.00

Interest Rate:           To be negotiated case by case between the Lender and
                         the Borrower in a range between Libor + 1 and Libor +
                         5; payable monthly, based in a 360 day year, in arrears.

Maturity:                December 31, 1999

Terms of Borrowing:      Committed line of credit until Maturity.
                         All advances shall be due in ninety (90) days or such lesser period as elected by borrower.
                         Borrower may roll over advances into new advances at its election.
                         Borrower may borrow, repay and reborrow in increments of U.S. 1,000,000.00.

Use of proceeds:         General working capital needs of Borrower and
                         affiliates.

Reporting Requirements:  (i)    Audited financial statements within one hundred
                         twenty days after end of fiscal year.
                         (ii) Unaudited quarterly financial statements for first three quarters of fiscal year within sixty days after end of fiscal quarter.
                         (iii)  December 31, 1997 annual financial statements.

                                   PRODIGY COMMUNICATIONS CORPORATION



                                   By: /s/ Samer Salameh
                                      -------------------------------
                                   Name:  Samer Salameh
                                   Title: Chairman and CEO


                                   CARSO GLOBAL TELECOM



                                   By: /s/ Eduardo Valdes Aora
                                      -------------------------------
                                   Name:  Eduardo Valdes Aora
                                   Title: Attorney in Fact